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                                   EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-16971) pertaining to the 1996 Incentive Stock Plan of our report dated July 11, 1997, with respect to the combined financial statements of Kensington Management Group, Inc. and Affiliates included in this Form 8-K.


                                            /s/  Ernst & Young LLP


Columbus, Ohio
July 14, 1997

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